UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MICROVISION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MICROVISION, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

February 12, 2014

Dear MicroVision Shareholder:

The Special Meeting of Shareholders of MicroVision, Inc. (the “Company”), will be held at The Redmond Inn, 17601 Redmond Way, Redmond, WA 98052 on February 12, 2014 at 9:00 a.m., Pacific Time, for the following purposes:

•	To approve the registered direct offering of common stock and warrants to purchase common stock that we completed on September 19, 2013.

•	To conduct any other business that may properly come before the meeting and any adjournment or postponement of the meeting.

Details of the business to be conducted at the meeting are more fully described in the accompanying Proxy Statement. Please read it carefully before casting your vote.

If you were a shareholder of record on December 23, 2013, you will be entitled to vote on the above matters. A list of shareholders as of the record date will be available for shareholder inspection at the headquarters of the Company, 6244 185th Avenue NE, Suite 100, Redmond, Washington 98052, during ordinary business hours, from January 29 to the date of the Special Meeting. The list also will be available for inspection at the Special Meeting.

Important!

Whether or not you plan to attend the Special Meeting, your vote is very important.

After reading the Proxy Statement, you are encouraged to vote by (1) toll-free telephone call, (2) the Internet or (3) completing, signing and dating the printable proxy card and returning it as soon as possible. If you are voting by telephone or the Internet, please follow the instructions on the proxy card. You may revoke your proxy at any time before it is voted by following the instructions provided below.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting To Be Held on February 12, 2014. The proxy materials are available at http://www.microvision.com/investors/proxy.html.

If you need assistance voting your shares, please call Investor Relations at (425) 936-6847.

The Board of Directors recommends a vote FOR the proposal to approve the registered direct offering of common stock and warrants to purchase common stock that we completed on September 19, 2013.

At the meeting, you will have an opportunity to ask questions about the Company and its operations. You may attend the meeting and vote your shares in person even if you vote by telephone or the Internet or return your proxy card. Your proxy (including a proxy granted by telephone or the Internet) may be revoked by sending in another signed proxy card with a later date, sending a letter revoking your proxy to the Company’s Secretary in Redmond, Washington, voting again by telephone or Internet, or attending the Special Meeting and voting in person.

We look forward to seeing you. Thank you for your ongoing support of and interest in MicroVision, Inc.

Sincerely,

/s/ David J. Westgor

David J. Westgor

Secretary

January 7, 2014

Redmond, Washington

MICROVISION, INC.

6244 185th Avenue NE, Suite 100

Redmond, Washington 98052

PROXY STATEMENT FOR A SPECIAL MEETING

OF SHAREHOLDERS

February 12, 2014

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Q:	Why did you send me this Proxy Statement?

A:	We sent you the Notice of Internet Availability of Proxy Materials because the Board of Directors of the Company (the “Board of Directors” or the “Board”) is soliciting your proxy to vote at the Special Meeting of Shareholders (the “Special Meeting”). The Special Meeting will be held at The Redmond Inn, 17601 Redmond Way, Redmond, WA 98052 on February 12, 2014, at 9:00 a.m., Pacific Time.

This Proxy Statement summarizes the information regarding the matters to be voted upon at the Special Meeting. You do not need to attend the Special Meeting, however, to vote your shares. You may simply vote your shares by telephone or over the Internet in accordance with the instructions contained on the proxy card or print, complete, sign, and return the proxy card.

On December 23, 2013 there were 32,068,937 shares of common stock of the Company outstanding. If you owned shares of our common stock at the close of business on the record date, you are entitled to one vote for each share of common stock you owned as of that date. We made this Proxy Statement available on or about the date hereof to all shareholders entitled to vote their shares at the Special Meeting.

Q:	How many votes do I have?

A:	You have one vote for each share of common stock that you owned on the record date. The proxy card will indicate the number of shares.

Q:	How do I vote by proxy?

A:	If you properly cast your vote either by voting your proxy by telephone or via the Internet or executing and returning the proxy card, and your vote is not subsequently revoked by you, your vote will be voted in accordance with your instructions. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board “FOR” the proposal to approve the registered direct offering of common stock and warrants to purchase common stock that we completed on September 19, 2013.

If any other matter is presented, your proxy holders (the individuals designated on the proxy card) will vote in accordance with their best judgment. At the time we printed this Proxy Statement, we knew of no matters that needed to be acted on at the Special Meeting other than those discussed in this Proxy Statement.

Q:	May my broker vote for me?

A:	Under the rules of the Financial Industry Regulatory Authority, if your broker holds your shares in its “street” name, the broker may not vote your shares on matters that are not routine, unless it receives instructions from you. The proposal described in this Proxy Statement is not considered a routine matter. Accordingly, you must instruct your broker to vote your shares to ensure you are represented at the special meeting.

Q:	What are abstentions and broker non-votes?

A:	An abstention represents the action by a shareholder to refrain from voting “for” or “against” a proposal. “Broker non-votes” represent votes that could have been cast on a particular matter by a broker, as a shareholder of record, but that were not cast because the broker (i) lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares or (ii) had discretionary voting authority but nevertheless refrained from voting on the matter.

Q:	May I revoke my proxy?

A:	Yes. You may change your mind after you send in your proxy card or vote your shares by telephone or via the Internet by following these procedures. To revoke your proxy:

•	Vote again by telephone or Internet;

•	Send in another signed proxy card with a later date;

•	Send a letter revoking your proxy to MicroVision’s Secretary at the Company’s offices in Redmond, Washington; or

•	Attend the Special Meeting and vote in person.

Q:	How do I vote in person?

A:	If you plan to attend the Special Meeting and vote in person, we will give you a ballot when you arrive. If your shares are held in a brokerage account or by another nominee, the Notice of Internet Availability of Proxy Materials is being forwarded to you. Follow the instructions on the Notice of Internet Availability of Proxy Materials in order to vote your shares by proxy or in person. Alternatively, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the Special Meeting.

Q:	What is the quorum requirement for the meeting?

A:	The quorum requirement for holding the meeting and transacting business is 10,689,646 shares of common stock, which is one third (1/3) of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. However, for reasons stated on page 4 under the heading “Vote Required,” we will not treat the proposal to authorize the registered direct offering of common stock and warrants to purchase common stock that we completed on September 19, 2013 as approved unless the number of shares present at the meeting in person or by proxy is at least 13,177,646, which is equal to the sum of (i) one third (1/3) of the total number of shares of common stock outstanding as of the record date, minus the number of shares issued in the registered direct offering including shares issued underlying warrants since we completed the offering as of the record date, plus (ii) the number of shares issued in the registered direct offering as of the record date including shares issued underlying warrants since we completed the offering.

Q:	What vote is required for the proposal to approve the registered direct offering of common stock and warrants to purchase common stock that we completed on September 19, 2013?

A:	The proposal to approve the registered direct offering of common stock and warrants to purchase common stock that we completed on September 19, 2013 requires approval by a majority of the votes cast at the meeting, provided that, for reasons stated on page 4 under the heading “Vote Required,” the number of votes cast in favor of the proposal must exceed the number of votes cast against the proposal by the number shares of common stock issued pursuant to the registered direct offering, including shares issued underlying warrants since we completed the offering, as of the record date. Abstentions and broker non-votes will not be counted “for” or “against” the proposal and will have no effect on the outcome of the vote.

Q:	Is voting confidential?

A:	We keep all the proxies and ballots private as a matter of practice.

Q:	What are the costs of soliciting these proxies?

A:	The Company will pay all the costs of soliciting these proxies. In addition to the solicitation of proxies by mail, our officers and employees also may solicit proxies by telephone, fax or other electronic means of communication, or in person. We also may engage the services of a professional proxy solicitation firm. We will reimburse banks, brokers, nominees, and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

Q:	Who should I call if I have any questions?

A:	If you have any questions about the Special Meeting, voting or your ownership of MicroVision common stock, please call us at (425) 936-6847 or send an e-mail to ir@microvision.com.

PROPOSAL ONE:

APPROVAL OF THE REGISTERED DIRECT OFFERING

Description of the Registered Direct Offering

On September 19, 2013, we completed a registered direct offering of (i) an aggregate of 3,492,000 shares of common stock (the “Shares”) and (ii) warrants to purchase up to an aggregate of 2,095,200 shares of Common Stock (the “Warrants”). We refer to this transaction as the “Registered Direct Offering.” The Registered Direct Offering was made pursuant to a Securities Purchase Agreement dated September 19, 2013 that we entered into with certain investors, including Crede CG III, Ltd., a Bermuda exempted limited company (“Crede” and, collectively, the “Investors”). The Shares were issued at a price of $1.88 per share and the Warrants were issued for no additional consideration. We also paid an investment fee to Crede of $290,648, which reduced Crede’s aggregate cash investment at closing but did not reduce the cash investment at closing of the other investors. The offer and sale of the Shares and the Warrants was registered under the Securities Act of 1933 (the “Securities Act”) pursuant to our existing registration statement on Form S-3 (Registration No. 333-184703) and a prospectus supplement dated September 19, 2013 to a base prospectus dated November 15, 2012. The Securities Purchase Agreement contains customary representations, warranties and covenants. In addition, the Securities Purchase Agreement contains a prohibition on additional issuances of equity or equity-linked securities for 90 days, subject to certain exceptions.

Each Warrant issued in the Registered Direct Offering entitles the holder thereof to purchase shares of our common stock at an exercise price equal to $2.444 per share. The Warrants are exercisable at any time beginning on the date of issuance until the five-year anniversary of the date of issuance. The exercise price and the number and type of securities purchasable upon exercise of Warrants are subject to adjustment upon certain corporate events, including certain combinations, consolidations, liquidations, mergers, recapitalizations, reclassifications, reorganizations, stock dividends and stock splits, a sale of all or substantially all of our assets and certain other events.

Holders of the Warrants may exercise their Warrants to purchase shares of our common stock on or before the termination date by delivering an exercise notice, appropriately completed and duly signed, and payment of the exercise price for the number of shares for which the Warrant is being exercised in cash. If, and only if, a registration statement relating to the issuance of the shares underlying the Warrants is not then effective or available or such shares would not be freely tradable, a holder of Warrants would be entitled to exercise the Warrants on a cashless basis, where the holder receives the net value of the Warrant in shares of common stock.

Under certain circumstances, beginning forty-five days after issuance, in the event that our common stock trades at a price that is 25% or more above the exercise price of the Warrants for a period of 20 consecutive days (with an average daily volume equal to or greater than $300,000), we may, subject to limitations in the warrants, require the holder of the Warrants to exercise the Warrants for cash.

Beginning forty-five days after issuance, at any time our common stock is trading at a price at or lower than the Warrant exercise price per share, a holder may, without the payment of additional consideration, exchange all or any portion of the Warrants based on a formula for a number of shares of our common stock equal to the negotiated Black-Scholes value as defined below divided by the closing bid price of our common stock as of two trading days prior to such exchange. However, in no event will the number of shares of common stock issued in connection with an exchange exceed the number of shares of common stock that would be issuable on a cash exercise of the Warrants if the portion of the Warrant being so exchanged were then exercised for cash thereunder.

The negotiated Black-Scholes value is defined as the value of an option for the number of shares equal to the portion of the Warrant being exchanged at the applicable exchange date as such value is determined calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the closing sale price of the common stock as of the date of issuance of the

Warrant, (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of the Warrant as of such exchange date, (iii) a strike price equal to the exercise price in effect at the time of the applicable exchange, (iv) an expected volatility equal to 155% and (v) a deemed remaining term of the Warrant of five (5) years (regardless of the actual remaining term of the Warrant). The negotiated Black-Scholes value would only change based on changes in the risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of the Warrants at the time of an exchange, which would not be expected to materially change the negotiated Black-Scholes value.

Upon the holder’s exercise of a Warrant, we will issue the shares of common stock issuable upon exercise of the Warrant within three trading days of our receipt of notice of exercise and payment of the aggregate exercise price.

Please refer to the current report on Form 8-K filed with the Securities and Exchange Commission on September 19, 2013, including the exhibits thereto, for additional information regarding the Registered Direct Offering.

Why We Are Seeking Your Approval

We will require additional capital to fund our operating plan. We plan to obtain additional cash through the issuance of equity or debt securities from one or more potential investment sources. We may be presented with a financing transaction that would be beneficial to us and our shareholders; however this future financing transaction may be combined by NASDAQ with the Registered Direct Offering for purposes of determining whether we would exceed share issuance limitations under NASDAQ Listing Rule 5635(d)(2). See below for more detailed information about this NASDAQ Rule. Most potential investors, similar to the those in the Registered Direct Offering, negotiate with a publicly traded company of our financial stature for an effective discount to the then trading price of an issuer’s securities. We believe your approval on this matter will give us greater flexibility to respond to financing opportunities such as these as they are presented to us. Having the ability to sell our securities in future transactions without being limited as a result of combination or “integration” with the Registered Direct Offering affords us greater flexibility in structuring future financings.

NASDAQ Listing Rule and the Potential Limitation if Integrated with the Registered Direct Offering

NASDAQ Listing Rule 5635(d)(2) requires, with limited exceptions, stockholder approval prior to the sale or issuance or potential issuance of shares equal to 20% or more of our common stock, or 20% or more of our voting power, outstanding before the issuance, if the effective sale price of our common stock is less than the greater of the book or market value of our common stock on the date of such issuance (a “below-market issuance”). Shares of our common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such capital raising transactions are considered shares issued in the transaction in determining whether the 20% limit has been reached. NASDAQ may in certain circumstances “integrate” a later transaction with an earlier transaction for purposes of determining compliance with such listing rule, in which case the integrated transactions collectively must comply with the listing rule.

The Registered Direct Offering, considering both the Shares and the Warrants, involves the potential issuance of up to a total of 5,588,352 shares of common stock. Prior to the Registered Direct Offering, we had 28,042,517 shares outstanding. Because the Registered Direct Offering is considered a “below-market issuance” under Rule 5635(d)(2), in the event that NASDAQ were to “integrate” a future below-market issuance with the Registered Direct Offering, we would be limited in the amount of shares of common stock that could potentially be issued in that future offering to 21,302 shares, or the difference between 20% of our shares outstanding immediately before the Registered Direct Offering and the number of shares potentially issuable in the Registered Direct Offering.

We are seeking stockholder approval of the Registered Direct Offering so that the stockholder approval requirements of Rule 5635(d)(2) would not be triggered solely as a result of the integration by Nasdaq of a potential future issuance of shares with the Registered Direct Offering, as the need to obtain such stockholder approval could limit our ability to consummate certain potential issuances. If you vote for the proposal to approve the Registered Direct Offering, the shares issued in future transactions would not be integrated with the Registered Direct Offering for purposes of determining compliance with the 20% limit provided in Rule 5635(d)(2). Any potential future issuance that is considered a below-market issuance under Rule 5635(d)(2) would nonetheless be subject to the 20% limit provided in Rule 5635(d)(2), meaning we could not issue more than 20% of our shares outstanding immediately before such future offering of shares in a below market issuance without stockholder approval.

Dissenters’ Rights

Under Delaware law, you are not entitled to dissenters’ or appraisal rights in connection with this proposal.

Vote Required

The proposal to approve the Registered Direct Offering requires approval by a majority of the votes cast at the meeting, provided that (i) the number of votes cast in favor of the proposal must exceed the number of votes cast against the proposal by 3,492,000 shares, which is the number of shares of common stock issued pursuant to the Registered Direct Offering, including shares issued underlying warrants since we completed the offering, as of the record date and (ii) we will not treat the proposal to approve the Registered Direct Offering as approved unless the number of shares present at the meeting in person or by proxy is at least 13,177,646, which is equal to the sum of (i) one third (1/3) of the total number of shares of common stock outstanding as of the record date including shares issued underlying warrants since we completed the offering, minus the number of shares issued in the registered direct offering as of the record date, plus (ii) the number of shares issued in the registered direct offering as of the record date including shares issued underlying warrants since we completed the offering. We are requiring more than a simple majority of votes cast at the meeting and more than a simple quorum because NASDAQ IM-5635-2 indicates that shares issuable in the first part of a private placement transaction (in this case, the Registered Direct Offering), must not be entitled to vote to approve the remainder of the transaction. Although we believe that this NASDAQ guidance is not directly applicable, we understand that NASDAQ will require us to demonstrate nevertheless that this proposal would have been approved whether or not we give effect to the votes cast on the shares issued in the Registered Direct Offering and whether or not we would have obtained a quorum whether or not shares were issued in the Registered Direct Offering and are represented at the Special Meeting. Abstentions and broker non-votes will not be counted “for” or “against” the proposal and will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL

TO APPROVE THE REGISTERED DIRECT OFFERING.

Please Note: This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by that section. Such statements include, but are not limited to, all statements as to expectation or belief and statements as to the future trading price and liquidity of our common stock, whether traded on the NASDAQ Global Market or otherwise; our future results of operations; our ability to satisfy the listing requirements of NASDAQ; the prospect for analyst coverage; and financing needs, as well as assumptions relating to the foregoing. The words “anticipate,” “believe,” “expect,” “may,” “plan,” “will,” and similar expressions identify forward-looking statements, which speak only as of the date the statement was made.

These forward-looking statements are not guarantees of future performance. Factors that could cause actual results to differ materially from those projected in our forward-looking statements include the following: our ability to obtain financing; market acceptance of our technologies and products; our financial and technical resources relative to those of our competitors; our ability to keep up with rapid technological change; government regulation of our technologies; our ability to enforce our intellectual property rights and protect our proprietary technologies; the ability to obtain additional contract awards and to develop partnership opportunities; the timing of commercial product launches; and the ability to achieve key technical milestones in key products. These factors are not intended to represent a complete list of the general or specific factors that may affect us. It should be recognized that other factors, including general economic factors and business strategies, may be significant, now or in the future, and the risks set forth herein may affect us to a greater extent than indicated. All forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the cautionary statements and risk factors identified from time to time in our SEC reports, including our Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC. Except as expressly required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changes in circumstances or any other reason.

OTHER BUSINESS

We know of no other matters to be voted on at the Special Meeting or any adjournment or postponement of the meeting. If, however, other matters are presented for a vote at the meeting, the proxy holders (the individuals designated on the proxy card) will vote your shares according to their judgment on those matters.

INFORMATION ABOUT MICROVISION COMMON STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table shows as of December 23, 2013, the number of shares of our common stock beneficially owned by our directors, our named executive officers (i.e., our Chief Executive Officer and each of our two most highly compensated executive officers who were serving as executive officers as of December 31, 2013), and all directors and executive officers as a group and each person known by us to own beneficially more than 5% of our outstanding common stock.

Name of Beneficial Owner	Number of Shares (1)	Percent of Common Stock (2)
Alexander Y. Tokman (3)	386,978	1.2%
Jeff T. Wilson (4)	31,975	*
David J. Westgor (5)	35,680	*
Dale E. Zimmerman (6)	43,839	*
Michael J. Franzi (7)	8,750	*
Richard A. Cowell (8)	34,436	*
Slade Gorton (9)	35,349	*
Jeanette Horan (10)	32,411	*
Perry Mulligan (11)	22,962	*
Brian Turner (12)	33,224	*
Thomas M. Walker (13)	104,877	*
Ben Lawrence Farhi (14)	3,011,443	9.4%
Crede CG III, Ltd. (15)	3,174,824	9.9%
All executive officers and directors as a group (11 persons) (16)	738,506	2.3%

*	Less than 1% of the outstanding shares of common stock.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants that are currently exercisable or convertible or may be exercised or converted within sixty days are deemed to be outstanding and to be beneficially owned by the person holding these options or warrants for the purpose of computing the number of shares beneficially owned and the percentage of ownership of the person holding these securities, but are not outstanding for the purpose of computing the percentage ownership of any other person or entity. Subject to community property laws where applicable, and except as otherwise noted, we believe that each shareholder named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned thereby.
(2)	Percentage of common stock is based on 32,008,937 shares of common stock outstanding as of December 17, 2013.
(3)	Includes 271,694 shares issuable upon exercise of options.
(4)	Includes 13,387 shares issuable upon exercise of options. Based on information set forth in a Form 4 filed with the SEC on April 23, 2012 and earlier filings. As of March 14, 2013, Mr. Wilson is no longer with the Company.
(5)	Includes 23,365 shares issuable upon exercise of options.
(6)	Includes 28,541 shares issuable upon exercise of options.
(7)	Includes 8,750 shares issuable upon exercise of options.
(8)	Includes 30,000 shares issuable upon exercise of options.
(9)	Includes 30,000 shares issuable upon exercise of options.
(10)	Includes 30,000 shares issuable upon exercise of options.
(11)	Includes 20,625 shares issuable upon exercise of options.
(12)	Includes 30,000 shares issuable upon exercise of options.
(13)	Includes 82,038 shares issuable upon exercise of options.
(14)	Based on information set forth in a Schedule 13G filed with the SEC on April 18, 2013.

(15)	Represents the number of shares that equals 9.9% of our total outstanding shares of common stock, which is the percentage of our shares of common stock that is shown as beneficially owned by Crede CG III, Ltd. (“Crede”) and affiliates in a Schedule 13G filed with the SEC on May 17, 2013 filed by Crede and affiliates. On September 19, 2013, we issued to Crede 3,092,000 shares of common stock and warrants to purchase an additional 1,855,200 shares of common stock. On May 17, 2013, we issued to Crede 2,477,478 and warrants to purchase an additional 1,858,109 shares of common stock. In accordance with the limitation on exercise and exchange contained in warrants, in no event may Crede exercise or exchange the warrants to the extent that Crede or any of its affiliates would beneficially own in excess of 9.9% of our outstanding shares of common stock. As a result of the foregoing, the number of shares shown in the table as beneficially owned by Crede is an approximation and may exclude certain shares issuable upon exercise or exchange of warrants held by Crede.
(16)	Includes 555,013 shares issuable upon exercise of options.

INFORMATION ABOUT SHAREHOLDER PROPOSALS

In order for a shareholder proposal to be considered for inclusion in the proxy statement for our 2014 Annual Meeting, the written proposal must be received by us no later than the 120th calendar day before the anniversary of the date of the prior year’s annual meeting proxy statement was released to shareholders. Shareholder proposals must comply with SEC regulations regarding the inclusion of shareholder proposals in company sponsored proxy materials and must contain the information required in our bylaws for shareholder proposals. If you wish to obtain a free copy of our bylaws, please contact Investor Relations, MicroVision, Inc., 6244 185th Avenue NE, Suite 100, Redmond, Washington 98052.

If a shareholder proposal is not included in the proxy statement for our 2014 Annual Meeting, it may be raised from the floor during the meeting if written notice of the proposal is received by us not less than 60 nor more than 90 days prior to the meeting or, if less than 60 days’ notice of the date of the meeting is given, by the close of business on the 10th business day following the first public announcement of the meeting.

ADDITIONAL INFORMATION

Householding

Only one copy of the Notice of Internet Availability of Proxy Materials is being delivered to shareholders residing at the same address, unless such shareholders have notified the Company of their desire to receive multiple copies. We will promptly deliver, upon oral or written request, a separate copy of the Notice of Internet Availability of Proxy Materials to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Investor Relations. Shareholders residing at the same address and currently receiving only one copy of the Notice of Internet Availability of Proxy Materials may contact Investor Relations to request multiple copies of the proxy statement in the future. Shareholders residing at the same address and currently receiving multiple copies of the Notice of Internet Availability of Proxy Materials may contact Investor Relations to request that only a single copy of the Notice of Internet Availability of Proxy Materials be mailed in the future. Contact Investor Relations by phone at (425) 936-6847, by fax at (425) 936-4403, by mail to Investor Relations, MicroVision, Inc., 6244 185th Avenue NE, Suite 100, Redmond, Washington 98052, or by e-mail to ir@microvision.com.

Voting by Telephone or the Internet

Provision has been made for you to vote your shares of common stock by telephone or via the Internet. You may also vote your shares by mail. Please see the proxy card or voting instruction form accompanying this Proxy Statement for specific instructions on how to cast your vote by any of these methods.

Votes submitted by telephone or via the Internet must be received by 5:00 p.m., Seattle, Washington time, on February 11, 2014. Submitting your vote by telephone or via the Internet will not affect your right to vote in person should you decide to attend the Special Meeting.

The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. We have been advised that the Internet voting procedures that have been made available to you are consistent with the requirements of applicable law. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.

MICROVISION, INC

6244 185th Ave NE, SUITE 100 REDMOND, WA 98052

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following proposal:

1. To approve the registered direct offering of common stock and warrants to purchase common stock that the Company completed on September 19, 2013.

For Against Abstain

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com .

MICROVISION, INC.

SPECIAL MEETING FEBRUARY 12, 2014 PROXY SOLICITED BY BOARD OF DIRECTORS

The Special Meeting of Shareholders of MicroVision, Inc. will be held on February 12, 2014 at 9:00 a.m., Pacific Time, at The Redmond Inn, 17601 Redmond Way, Redmond, WA 98052.

The undersigned hereby appoints Alexander Tokman, Stephen P. Holt, and David J. Westgor, and each of them, each with power to appoint his substitute, as proxies to vote and act at the Special Meeting of Shareholders of MicroVision, Inc. (the “Company”) to be held on February 12, 2014, or any adjournment or postponement thereof with respect to the number of shares of common stock of the Company as to which the undersigned may be entitled to vote or act. The undersigned instructs such proxies to vote as designated on the reverse side on the matters on the reverse side, as described in the accompanying notice of the Special Meeting and proxy statement, receipt of which is acknowledged. All proxies previously given by the undersigned in respect of the Special Meeting are hereby revoked.

The shares represented by this proxy will be voted as specified herein, but if no specification is made, this proxy will be voted FOR approval of the registered direct offering of common stock and warrants to purchase common stock that the Company completed on September 19, 2013. The proxies may vote in their discretion as to other matters that may come before this meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side

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